Exhibit 99.2

PROJECT LEGION INVESTOR PRESENTATION SEPTEMBER 2025

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Project Legion StablecoinX PIPE 1 Locked Locked ENA Purchase Price ENA Purchase Price ▪ ▪ ▪ $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0.30 14 Jul 25 20 Jul 25 26 Jul 25 02 Aug 25 08 Aug 25 15 Aug 25 6

Project Legion Purchase Term ($0.29) ENA Spot (4 - Sep - 2025) Circle Spot (4 - Sep - 2025) Circle Peak (20 - Jun - 2025) Market Cap ($B) FDV ($B) ▪ ▪ 7

▪ ▪ ▪ USDe USDT USDS PYUSD RLUSD BUIDL FDUSD USDC $0 $8,000 $6,000 $4,000 $2,000 $10,000 $12,000 1 152 305 609 762 912 USDC 456 USDe 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 01 Jul 08 Jul 05 Aug 12 Aug 15 Jul USDe 22 Jul USDC 29 Jul USDT 8

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Risks Related to the Business and ENA Strategy of Pubco  Pubco’s principal asset will be ENA. ENA is a highly volatile asset, and Pubco’s operating results may significantly fluctuate, including due to the highly volatile nature of the price of ENA and erratic market movements.  Due to Pubco’s limited operating history and the concentration of ENA holdings, it will be difficult to evaluate Pubco’s business and future prospects, and Pubco may not be able to achieve or maintain profitability in any given period.  Pubco will operate in a highly competitive environment and will compete against other companies and other entities with similar strategies, including companies with significant holdings in ENA and other digital assets, and Pubco’s business, operating results, and financial condition may be adversely affected if Pubco is unable to compete effectively.  The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of ENA and adversely affect Pubco’s securities.  Pubco’s ENA holdings will be less liquid than its cash and cash equivalents and may not be able to serve as a source of liquidity for Pubco.  Pubco will face risks relating to the custody of ENA. If Pubco or third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to Pubco’s ENA, Pubco may lose some or all of its ENA and Pubco’s financial condition and results of operations could be materially adversely affected.  Pubco’s ENA acquisition strategy exposes Pubco to risk of non - performance of counterparties, including in particular risks relating to Ethena, including as a result of the inability or refusal of a counterparty to perform because of a deterioration in the relationship between Pubco and such counterparty or the counterparty’s financial condition and liquidity or for any other reason.  ENA and other digital assets are novel assets, which will expose Pubco to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect Pubco’s financial position, operations and prospects .  The regulatory regime for digital assets in the U . S . is uncertain . Pubco may be unable to effectively react to proposed legislation and regulation of digital assets, which could adversely affect its business .  ENA’s status as a “security” in any relevant jurisdiction, as well as the status of ENA - related products and services in general is subject to a high degree of uncertainty and if Pubco is unable to properly characterize such product or service offering, Pubco may be subject to regulatory scrutiny, inquiries, investigations, fines and other penalties, which may adversely affect Pubco’s business, operating results, and financial condition .  Regulatory changes classifying ENA as a “security” could lead Pubco to be classified as an “investment company” under the Investment Company Act of 1940 , as amended, and could adversely affect the market price of ENA and the market price of the Common Shares of Pubco .  Our mission will be to accelerate ENA adoption and ENA literacy at both institutional and retail levels . We have not previously engaged in the business of online learning programs and educational content, and growing these operations could be difficult for us, including, without limitation, due to operational challenges and significant competition .  Changes in laws or regulations, or a failure to comply with any laws or regulations, including any applicable financial industry regulation, could have a material adverse impact on us and our activities .  If we are considered a “shell company” by Nasdaq or another stock exchange on which we apply for listing, or by the SEC, we may be unable to list Pubco’s common shares on a stock exchange at the closing of the Business Combination and the Business Combination may not occur . 10

Risks Related to TLGY and the Proposed Business Combination  TLGY may not be able to obtained the required shareholder approval to consummate the proposed Business Combination.  TLGY’s sponsors, directors and officers have potential conflicts of interest in recommending that TLGY’s shareholders vote in favor of the proposed Business Combination.  TLGY’s sponsors, directors and officers have agreed to vote in favor of the proposed Business Combination, which will increase the likelihood that TLGY will receive the requisite shareholder approval for the proposed Business Combination and the transactions contemplated thereby regardless of how TLGY’s public shareholders vote.  The ability of TLGY’s public shareholders to exercise redemption rights with respect to a large number of public shares could delete TLGY’s trust account prior to the closing of the proposed Business Combination and thereby diminish the amount of capital Pubco has to accumulate ENA at closing.  Securities of companies formed through combinations with special purpose acquisition companies (“SPACs”) such as TLGY may experience a material decline in price relative to the share price prior to such combinations.  There is uncertainty about the ability of companies formed through combinations with SPACs whose securities are trading on the over - the - counter market, such as Pubco, to list on a national securities exchange at closing.  Holders of TLGY’s founder shares, including TLGY’s sponsors, directors and officers and any of their respective affiliates, may receive a positive return on such shares, even if TLGY’s public shareholders experience a negative return on their investment after the consummation of the proposed Business Combination.  TLGY may seek shareholder approval to extend the date by which it has to consummate an initial business combination past April 16 , 2026 . If TLGY does not seek, or does not obtain such shareholder approval, the proposed Business Combination may not be consummated and TLGY will cease all operations except for the purpose of winding up, dissolving and liquidating, in which case, its warrants would expire worthless . Further, third parties may bring claims against TLGY and, as a result, the proceeds held in the trust account could be reduced and the per share liquidation price received by the public shareholders could be reduced .  TLGY cannot assure you that its due diligence receive of Ethena or OpCo’s business has identified all material issues or risks associated with their respective business or the industry in which it operates . Additional information may later arise in connection with the preparation of the registration statement and proxy materials or after the consummation of the proposed Business Combination . If TLGY’s due diligence investigation was inadequate, then shareholders of Pubco could lose some or all of their investment .  TLGY’s shareholders will experience significant dilution as a consequence of the proposed Business Combination and related financings .  Because TLGY is incorporated under the laws of the Cayman Islands, in the event that the proposed Business Combination is not completed, TLGY shareholders may face difficulties in protecting their interests and their ability to protect their rights through U . S . federal courts may be limited .  If either TLGY or Pubco are deemed to be an investment company under the Investment Company Act of 1940 , as amended, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the proposed Business Combination or cause the parties to abandon their efforts to complete the proposed Business Combination . 11

Risks Related to Pubco’s Securities Following the Consummation of the Proposed Business Combination  The parties will incur significant transaction costs in connection with the proposed Business Combination, which may exceed current estimates and expectations, and those costs will be paid using the proceeds from the proposed Business Combination and related financings, diminishing the amount of capital Pubco has to accumulate ENA at closing .  If, following the consummation of the proposed Business Combination, securities or industry analysts do not public or cease publishing research or reports about Pubco, its business, or its market, or if they change their recommendation regarding Pubco’s shares adversely, then the price and trading volume of Pubco’s shares could decline .  An active trading market for Pubco’s securities may not be available on a consistent basis to provide shareholders with adequate liquidity . The market price of Pubco shares could decline significantly and trading volume could decline significantly or become volatile following the consummation of the proposed Business Combination .  Because there are no current plans for Pubco to pay cash dividends for the foreseeable future, shareholders may not receive any return on investment unless shares are sold for a price greater than that which was initially paid .  The ability of TLGY’s public shareholders to exercise redemption rights with respect to a large number of TLGY’s outstanding public shares could increase the possibility that the proposed Business Combination would limit Pubco’s working capital, liquidity and public float following the consummation of the proposed Business Combination .  Shareholders will experience immediate and substantial dilution as a consequence of the issuance of shares and any other equity securities by Pubco in the proposed Business Combination and the financings related thereto . Additionally, future sales and issuance of shares and any other equity securities by Pubco, including pursuant to any equity incentive plan that Pubco may adopt, could result in additional dilution of the percentage ownership of Pubco’s shareholders and cause the market price of Pubco’s shares to decline even if the business is doing well .  If Pubco fails to establish and maintain effective internal controls, Pubco’s ability to produce accurate and timely financial statements could be impaired, which could harm Pubco’s operating results, investor’s perception of Pubco, and, as a result, the value of its shares . Further, Pubco’s internal controls and procedures may not prevent or detect all errors or acts of fraud .  Changes to, or application of different financial accounting standards (including PCAOB and GAAP standards) may result in changes to Pubco’s results of operations, which changes could be material.  Pubco’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause the market price of its securities to fluctuate or decline.  Following the consummation of the proposed Business Combination, Pubco may be an increased risk of securities class action litigation.  Pubco may be unable to obtain additional financing to fund its operations or growth.  There can be no assurance that Pubco will be able to meet the initial listing standards of Nasdaq, or following the closing of the proposed Business Combination, comply with the continued listing standards of Nasdaq.  The requirements of being a public company in the U.S., if the proposed Business Combination is completed, may strain Pubco’s resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company in the U.S. may be greater than anticipated. 12